                                                                EXHIBIT 10.28

                         ADVANCED FIBRE COMMUNICATIONS, INC.

                               STOCK ISSUANCE AGREEMENT



         AGREEMENT made as of this _____ day of __________________ 19 ___, by and between Advanced Fibre Communications, Inc., a Delaware corporation, and ________________________________, a Participant in the Corporation's 1996
Stock Incentive Plan.

         All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

    I.   PURCHASE OF SHARES

         1. PURCHASE. Participant hereby purchases ____________ shares of Common Stock (the "Purchased Shares") pursuant to the provisions of the Stock Issuance Program at the purchase price of $______ per share (the "Purchase Price").

         2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or check payable to the Corporation and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

         3. STOCKHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right, Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of this Agreement.

         4. COMPLIANCE WITH LAW. Under no circumstances shall shares of Common Stock or other assets be issued or delivered to Participant pursuant to the provisions of this Agreement unless, in the opinion of counsel for the Corporation or its successors, there shall have been compliance with all applicable requirements of Federal and state securities laws, all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is at the time listed for trading and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

    A.   TRANSFER RESTRICTIONS

         1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

         2. RESTRICTIVE LEGEND. The stock certificate for the Purchased Shares shall be endorsed with the following restrictive legend:

              "The shares represented by this certificate are unvested and subject to certain repurchase rights granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, 199__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

         3. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Participant.

    B.   REPURCHASE RIGHT

         1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90)-day period following the date Participant ceases for any reason to remain in Service, to repurchase at the Purchase Price all or any portion of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

         2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the ninety (90)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash


                                      2.

equivalent (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares to be repurchased from Owner.

         3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph C.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following Vesting Schedule:

            (i) Upon Participant's completion of one (1) year of Service measured from ______________, 199__, Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, twenty-five percent (25%) of the Purchased Shares.

           (ii) Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the remaining Purchased Shares in a series of thirty six (36) successive equal monthly installments upon Participant's completion of each additional month of Service over the thirty-six (36)-month period measured from the initial vesting date under subparagraph (i) above.

         4. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of securities subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; PROVIDED, however, that the aggregate purchase price shall remain the same.

         5.   CORPORATE TRANSACTION.

              (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety and the Purchased Shares shall vest in full, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

              (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares


                                      3.

are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; PROVIDED, however, that the aggregate purchase price shall remain the same.

    C.   SPECIAL TAX ELECTION

         1. SECTION 83(B) ELECTION . Under Code Section 83, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS
EXHIBIT II HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

         2. FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

    D.   GENERAL PROVISIONS

         1. ASSIGNMENT. The Corporation may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

         2. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.


                                      4.

         3. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

         4. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         5. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

    E.   MISCELLANEOUS PROVISIONS

         1. PARTICIPANT UNDERTAKING. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

         2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

         3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

         4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


                                      5.

         5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                             ADVANCED FIBRE COMMUNICATIONS, INC.


                             By:  ___________________________________________

                             Title:  ________________________________________

                             Address: _______________________________________

                             ________________________________________________

                             ________________________________________________
                             PARTICIPANT

                             Address: _______________________________________

                             ________________________________________________





                                      6.

                                SPOUSAL ACKNOWLEDGMENT


         The undersigned spouse of the Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation's granting the Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which the Participant is not vested at the time of his or her termination of Service.

                             ________________________________________________
                                  PARTICIPANT'S SPOUSE

                             Address:  ______________________________________

                                       ______________________________________



                                      7.

                                      EXHIBIT I

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED _________________________  hereby sell(s), assign(s) and transfer(s) unto Advanced Fibre Communications, Inc. (the "Corporation"), ____________________ (_______) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ____________________ herewith and do(es) hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated: _______________ , 199___.

                        Signature ___________________________________________









INSTRUCTION:  Please do not fill in any blanks other than the signature line.
 Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

                                      EXHIBIT II

                              SECTION 83(B) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1) The taxpayer who performed the services is:

    Name:
    Address:
    Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ______________ shares of the common stock of Advanced Fibre
    Communications, Inc.

(3) The property was issued on __________________ , 199___.

(4) The taxable year in which the election is being made is the calendar year 199___.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4)-year period ending on ___________________________________.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $________________ per share.

(7) The amount paid for such property is $______________ per share.

(8) A copy of this statement was furnished to Advanced Fibre Communications,
    Inc. for whom taxpayer rendered the services     underlying the transfer
    of property.

(9) This statement is executed on ________________________, 199__.


______________________________    _________________________________________
Spouse (if any)                   Taxpayer

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH TAXPAYER FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE MADE WITHIN THIRTY (30) DAYS AFTER THE EXECUTION DATE OF THE STOCK ISSUANCE AGREEMENT. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. PARTICIPANT MUST RETAIN TWO (2) COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.

                                       APPENDIX


         The following definitions shall be in effect under the Agreement:

    A.   AGREEMENT shall mean this Stock Issuance Agreement.

    B.   BOARD shall mean the Corporation's Board of Directors.

    C.   CODE shall mean the Internal Revenue Code of 1986, as amended.

    D.   COMMON STOCK shall mean the Corporation's common stock.

    E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions:

            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

           (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

    F. CORPORATION shall mean Advanced Fibre Communications, Inc., a Delaware corporation.

    G. OWNER shall mean Participant and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

    H. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    I. PARTICIPANT shall mean the person to whom the Purchased Shares are issued under the Stock Issuance Program.


                                      A-1.

    J. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, PROVIDED AND ONLY IF Participant obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant's will or the laws of intestate succession following Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares.

    K.   PLAN shall mean the Corporation's 1996 Stock Incentive Plan.

    L. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its administrative capacity under the Plan.

    M. PURCHASE PRICE shall have the meaning assigned to such term in Paragraph A.1.

    N. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

    O. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

    P.   REORGANIZATION shall mean any of the following transactions:

            (i) a merger or consolidation in which the Corporation is not the surviving entity,

           (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

          (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

           (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

    Q. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article C.



                                      A-2.

    R. SERVICE shall mean the Participant's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

    S. STOCK ISSUANCE PROGRAM shall mean the Stock Issuance Program under the Plan.

    T. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    U. VESTING SCHEDULE shall mean the vesting schedule specified in Paragraph C.3, subject to the acceleration provisions of Paragraph C.5.

    V. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph C.1.



                                      A-3.

                                       ADDENDUM
                                          TO
                               STOCK ISSUANCE AGREEMENT


         The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Issuance Agreement dated 2- (the "Issuance Agreement") by and between Advanced Fibre Communications, Inc. (the "Corporation") and 1- ("Participant") evidencing the stock issuance on such date to Participant under the terms of the Corporation's 1996 Stock Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Issuance Agreement.

                          INVOLUNTARY TERMINATION FOLLOWING
                                CORPORATE TRANSACTION

         1. To the extent the Repurchase Right is assigned to the successor corporation (or parent thereof) in connection with a Corporate Transaction, no accelerated vesting of the Purchased Shares shall occur upon such Corporate Transaction, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Issuance Agreement. The Participant shall, over Participant's continued period of Service after the Corporate Transaction, continue to vest in the Purchased Shares in accordance with the provisions of the Issuance Agreement. However, immediately upon an Involuntary Termination of Participant's Service within twelve (12) months following the Corporate Transaction, the Repurchase Right shall terminate automatically and all the Purchased Shares shall vest in full.

         2. For purposes of this Addendum, the following definitions shall be in effect:

              An INVOLUNTARY TERMINATION shall mean the termination of Participant's Service by reason of:

                    (i) Participant's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                   (ii) Participant's voluntary resignation following (A) a change in Participant's position with the Corporation (or Parent or Subsidiary employing Participant) which materially reduces Participant's level of responsibility, (B) a reduction in Participant's level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Participant's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Participant's consent.

         MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by the Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).


         IN WITNESS WHEREOF, Advanced Fibre Communications, Inc. has caused this Addendum to be executed by its duly-authorized officer, and Participant has executed this Addendum, all as of the Effective Date specified below.


                                  ADVANCED FIBRE COMMUNICATIONS, INC.

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------

                                  ---------------------------------------------
                                  1- , PARTICIPANT


EFFECTIVE DATE:          , 199
                ---------     --

                                          2.

                                       ADDENDUM
                                          TO
                               STOCK ISSUANCE AGREEMENT


         The following provisions are hereby incorporated into, and are hereby made a part of, that certain Stock Issuance Agreement dated 2- (the "Issuance Agreement") by and between Advanced Fibre Communications, Inc. (the "Corporation") and 1- ("Participant") evidencing the stock issuance on such date to Participant under the terms of the Corporation's 1996 Stock Incentive Plan, and such provisions shall be effective immediately. All capitalized terms in this Addendum, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Issuance Agreement.

                          INVOLUNTARY TERMINATION FOLLOWING
                                  CHANGE IN CONTROL

         1. No accelerated vesting of the Purchased Shares shall occur upon a Change in Control, and the Repurchase Right shall continue to remain in full force and effect in accordance with the provisions of the Issuance Agreement. The Participant shall, over Participant's continued period of Service after the Change in Control, continue to vest in the Purchased Shares in accordance with the provisions of the Issuance Agreement. However, immediately upon an Involuntary Termination of Participant's Service within twelve (12) months following the Change in Control, the Repurchase Right shall terminate automatically and all the Purchased Shares shall vest in full.

         2. For purposes of this Addendum, the following definitions shall be in effect:

              A CHANGE IN CONTROL shall be deemed to occur in the event of a change in ownership or control of the Corporation effected through either of the following transactions:

                    (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                   (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members ceases by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

              An INVOLUNTARY TERMINATION shall mean the termination of Participant's Service by reason of:

                    (i) Participant's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                   (ii) Participant's voluntary resignation following (A) a change in Participant's position with the Corporation (or Parent or Subsidiary employing Participant) which materially reduces Participant's level of responsibility, (B) a reduction in Participant's level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Participant's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Participant's consent.

         MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by the Participant adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of the Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).


                                          2.

         IN WITNESS WHEREOF, Advanced Fibre Communications, Inc. has caused this Addendum to be executed by its duly-authorized officer, and Participant has executed this Addendum, all as of the Effective Date specified below.


                                  ADVANCED FIBRE COMMUNICATIONS, INC.

                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------

                                  ---------------------------------------------
                                  1- , PARTICIPANT


EFFECTIVE DATE:          , 199
                ---------     --


                                          3.